UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 36611 Dallas, Texas	75235-1611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 19, 2025, Southwest Airlines Co. (the “Company”) entered into an Amendment to Cooperation Agreement (the “Amendment”) with Elliott Investment Management L.P., a Delaware limited partnership, Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and The Liverpool Limited Partnership, a Bermuda limited partnership (collectively, the “Elliott Parties”), which amended that certain Cooperation Agreement, dated October 23, 2024, by and among the Company and the Elliott Parties (the “Cooperation Agreement”).

The Amendment, among other things: (i) increases the maximum aggregate economic exposure that the Elliott Parties may acquire during the term of the Cooperation Agreement from 14.9% to 19.9% of the Company’s then-outstanding common stock, par value $1.00 (the “Common Stock”), and (ii) extends the restriction on the Elliott Parties acquiring more than the maximum beneficial ownership of 12.49% of the then-outstanding Common Stock until 9:00 a.m. Central Time on the earlier of (x) the day after the record date for the Company’s 2026 Annual Meeting of Shareholders and (y) April 1, 2026.

The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On February 18, 2025, Ryan Green, Executive Vice President & Chief Transformation Officer of the Company, informed the Company of his decision to step down from his position of Executive Vice President & Chief Transformation Officer of the Company, effective April 1, 2025.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

10.1	Amendment to Cooperation Agreement, by and among the Company and Elliott Investment Management L.P., Elliott Associates, L.P., Elliott International, L.P. and The Liverpool Limited Partnership, dated as of February 19, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: February 19, 2025	By:	/s/ Jeff Novota
Jeff Novota
General Counsel & Corporate Secretary